EXECUTION

RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of March, 2005, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (“LBH” or “Seller”), WELLS FARGO BANK, N.A., a national banking association (the “Servicer”), AURORA LOAN SERVICES LLC, as master servicer (the “Master Servicer”), and acknowledged by U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), recites and provides as follows:

RECITALS

WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Schedule I hereto (the “Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”), which in turn has conveyed the Mortgage Loans to the Trustee pursuant to a trust agreement dated as of March 1, 2005 (the “Trust Agreement”), attached as Exhibit B hereto, among the Trustee, the Master Servicer, Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”), SASCO, as depositor (the “Depositor”), and The Murrayhill Company, as credit risk manager (the “Credit Risk Manager”);

WHEREAS, substantially all of the Mortgage Loans identified on Schedule I hereto are currently being serviced by the Servicer pursuant to a Seller’s Warranties and Servicing Agreement (WFMR 2005-M01), dated as of January 1, 2005, between Lehman Brothers Bank, FSB (the “Bank”) and the Servicer, a copy of which is attached hereto as Exhibit C-1 (hereinafter referred to as the “2005-M01 SWSA”);

WHEREAS, one of the Mortgage Loans identified on Schedule I hereto, is currently being serviced by the Servicer pursuant to a Seller’s Warranties and Servicing Agreement (WFMR 2004-M04), dated as of September 1, 2004, between the Bank and the Servicer, a copy of which is attached hereto as Exhibit C-2 (hereinafter referred to as the “2004-M04 SWSA”);

WHEREAS, on or prior to the Closing Date (as defined herein) the Bank and LBH will enter into an Assignment and Assumption Agreement dated as of March 1, 2005 (the “Assignment and Assumption Agreement”), pursuant to which the Bank will assign all of its rights, title and interest in and to the Mortgage Loans to LBH and LBH will assume all of the rights and obligations of the Bank under the 2005-M01 SWSA and the 2004-M04 SWSA to the extent that each such agreement relates to the Mortgage Loans;

WHEREAS, to facilitate this reconstitution, the Seller desires that the Servicer continue to service the Mortgage Loans currently being serviced by under the 2004-M04 SWSA and the 2005-M01 SWSA in accordance with the provisions of the 2005-M01 SWSA and the terms of this Agreement and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder pursuant to the conditions set forth herein;

WHEREAS, the Seller and the Servicer agree that the provisions of the 2005-M01 SWSA shall apply to all of the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a reconstitution agreement in connection with a Pass-Through Transfer (within the meaning of the 2005-M01 SWSA) which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under this Agreement;

WHEREAS, multiple classes of certificates (the “Certificates”), including the Class P Certificate and the Class X Certificate will be issued on the Closing Date pursuant to the Trust Agreement and Lehman Brothers Inc. or a nominee thereof is expected to be the initial registered holder of the Class P and Class X Certificates;

WHEREAS, subsequent to the Closing Date (as defined in the Trust Agreement), Lehman Brothers Inc. intends to convey all of its rights, title and interest in and to the Class P and Class X Certificates and all payments and other proceeds received thereunder to an owner trust or other special purpose entity in which it will hold the sole equity interest, which trust or special purpose entity will issue net interest margin securities (“NIM Securities”) through an indenture trust, such NIM Securities secured, in part, by the payments on such Certificates (the “NIMS Transaction”);

WHEREAS, one or more insurers (collectively, the “NIMS Insurer”) may each issue insurance policies guaranteeing certain payments under the NIM Securities to be issued pursuant to the indenture in the NIMS Transaction;

WHEREAS, in the event there may be two or more individual insurers, it is intended that the rights extended to the NIMS Insurer pursuant to this Agreement be allocated among two or more individual insurers that issue insurance policies in connection with the NIM Transaction through a NIMS Insurance Agreement by and among such insurers and the parties hereto;

WHEREAS, the Seller and the Servicer intend that each of the NIMS Insurer and the Trustee be an intended third party beneficiary of this Agreement, provided that the rights extended to the NIMS Insurer pursuant to this Agreement shall exist only so long as the NIM Securities remain outstanding or the NIMS Insurer is owed amounts in respect of its guaranty of payment on such NIM Securities.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the 2005-M01 SWSA incorporated by reference herein (regardless if such terms are defined in the 2005-M01 SWSA), shall have the meanings ascribed to such terms in the Trust Agreement attached as Exhibit B hereto.

2.

Servicing.  The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the 2005-M01 SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the 2005-M01 SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

The Servicer additionally agrees that the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the “Fair Credit Reporting Act”) and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.  In addition, with respect to any Mortgage Loan serviced for a Fannie Mae pool, the Servicer shall transmit full credit reporting data to each of such credit repositories in accordance with Fannie Mae Guide Announcement 95-19 (November 11, 1995), a copy of which is attached hereto as Exhibit F, reporting each of the following statuses, each month with respect to a Mortgage Loan in a Fannie Mae pool: New origination, current, delinquent (30-60-90-days, etc), foreclosed or charged off.

3.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Sections 4.05 and 5.01 of the 2005-M01 SWSA, the remittance on April 18, 2005 to the Trust Fund is to include principal due after March 1, 2005 (the “Trust Cut-off Date”) plus interest at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 5.01 of the 2005-M01 SWSA.

4.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the SAIL 2005-3 Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as the Seller under the 2005-M01 SWSA to enforce the obligations of the Servicer under the 2005-M01 SWSA and the term “Purchaser” as used in the 2005-M01 SWSA in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto.  The Master Servicer shall be entitled to terminate, and at the direction of the NIMS Insurer shall terminate, the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X (Default) of the 2005-M01 SWSA.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of obligations of the Seller under the 2005-M01 SWSA; and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

5.

No Representations.  Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

6.

Notices.  All notices, consents, certificates or reports (collectively “written information”) required to be delivered hereunder between or among the parties hereto (including any third party beneficiary thereof) shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services LLC

327 Inverness Drive South, 3rd Floor

Englewood, Colorado 80112

Attention:  E. Todd Whittemore

Telephone:  (720) 945-3422

Facsimile:   (720) 945-4287

All remittances required to be made to the Master Servicer under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

JPMorgan Chase Bank, National Association

New York, New York

ABA#:  021-000-021

Account Name:  Aurora Loan Services LLC

Master Servicing Payment Clearance Account

Account Number:  066-611059

Beneficiary:  Aurora Loan Services LLC

For further credit to:  SAIL 2005-3

All notices and other written information required to be delivered to the Securities Administrator under the Agreement shall be delivered to the Securities Administrator at the following address:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland  21046

Attention:  Corporate Trust Group, SAIL 2005-3

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland  21045)

Telephone:  (410) 884-2000

Facsimile:   (410) 884-2360

All written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

U.S. Bank National Association

One Federal Street

3rd Floor

Boston, MA 02110

Telephone:   (617) 603-6406

Facsimile:    (503) 258-5962

Attention:     Diana Kenneally

All written information required to be delivered to the Seller hereunder shall be delivered to LBH at the following address:

Lehman Brothers Holdings Inc.

745 Seventh Avenue, 7th Floor

New York, NY 10019

Attention:  Mortgage Finance, SAIL 2005-3

Telephone:  (212) 526-7000

Facsimile:   (212) 526-8950

All written information and notices required to be delivered to the Credit Risk Manager hereunder or the Credit Risk Management Agreement shall be delivered to the Credit Risk Manager at the following address:

The Murrayhill Company

1700 Lincoln Street, Suite 1600

Denver, Colorado 80203

Attention:  General Counsel (SAIL 2005-3)

Telephone:  (720) 947-6947

Facsimile:  (720) 947-6598

All written information required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in Section 12.05 of the 2005-M01 SWSA.

All written information required to be delivered to the NIMS Insurer shall be delivered to the NIMS Insurer at the address specified in the Trust Agreement.

7.

NIMS Insurer.  As of the Closing Date (as defined herein), a NIMS Insurer has not been assigned.  In the event a NIMS Insurer is assigned after the Closing Date, the Master Servicer shall promptly notify the Servicer in the manner provided by Section 12.05 of the 2005-M01 SWSA.

8.

Acknowledgement.  The Servicer hereby acknowledges that the rights and obligations of the Bank under the 2005-M01 SWSA will be assigned to the Seller on the Closing Date pursuant to the Assignment and Assumption Agreement; that such rights and obligations, as amended by this Agreement will, in turn, be re-assigned by the Seller to SASCO under the Mortgage Loan Sale and Assignment Agreement; and that such rights and obligations will simultaneously be re-assigned by SASCO to the Trust Fund pursuant to the Trust Agreement.  The Servicer agrees that the Assignment and Assumption Agreement, the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Sections 2.02 and 12.10 of the 2005-M01 SWSA and will constitute a valid assignment and assumption of the rights and obligations of the Bank under the 2005-M01 SWSA to the Seller, by the Seller to SASCO, and by SASCO to the Trust Fund, as applicable.  In addition, the Trust Fund will make a REMIC election.  The Servicer hereby consents to each such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

9.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

11.

Reconstitution.  The Seller and the Servicer agree that this Agreement is a reconstitution agreement executed in connection with a “Pass-Through Transfer,” and that the date hereof is the “Reconstitution Date,” each as defined in the 2005-M01 SWSA.

Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC.,

    as Seller

By:    /s/ Joseph J. Kelly

Name:  Joseph J. Kelly

Title:    Authorized Signatory

WELLS FARGO BANK, N.A.,

    as Servicer

By:     /s/ Ruth M. Kovalski

Name:  Ruth M. Kovalski

Title:    Vice President

AURORA LOAN SERVICES LLC,

    as Master Servicer

By:     /s/  E. Todd Whittemore

Name:  E. Todd Whittemore

Title:    Executive Vice President

Acknowledged By:

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:   /s/ Diana J. Kenneally

Name:  Diana J. Kenneally

Title:   Assistant Vice President

EXHIBIT A

MODIFICATIONS TO THE 2005-M01 SWSA

1.

Unless otherwise specified herein, any provisions of the 2005-M01 SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan Transfers or Pass-Through Transfers, and (iv) Assignments of Mortgage, shall be disregarded.  The exhibits to the 2005-M01 SWSA and all references to such exhibits shall also be disregarded.

2.

The definition of “Accepted Serving Practices” is hereby amended by adding an “(i)” immediately after the word “practices” and adding the following clause (ii) immediately following the word “located” as the end of such definition”

“and (ii) in accordance with state, local and federal laws, rules and regulations.”

3.

The definition of “Business Day” in Article I is hereby amended as follows:

(i)

by restating clause (ii) of such definition to read as follows:

(ii) a day on which banks and savings and loan institutions in the State of Iowa, the State of Maryland, the State of Minnesota, the State of Colorado, the State of Illinois, the State of California or the State of New York are authorized or obligated by law or executive order to be closed.

(ii)

by adding a new sentence immediately following clause (ii) to read as follows:

Where any reference is made to more than one Business Day, such reference, except as otherwise expressly provided, shall mean consecutive Business Days.

4.

The definition of “Custodial Agreement” in Article I is hereby amended in its entirety to read as follows:

Custodial Agreements:  The custodial agreements relating to the custody of the Mortgage Loans, each between a Custodian and the Trustee, as acknowledged by the Seller, the Depositor, the Master Servicer and the related Servicer, each dated as of March 1, 2005.

5.

The definition of “Custodian” in Article I is hereby amended in its entirety to read as follows:

Custodian: Each of Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank, N.A., and their respective successors and assigns.

6.

The definition of “Determination Date” in Article I is hereby amended in its entirety to read as follows:

Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

7.

A new definition of “Document Transfer Event” is hereby added to Article I immediately following the definition of “Distressed Mortgage Loan” to read as follows:

Document Transfer Event:  The day on which (i) Wells Fargo Bank, N.A. or any successor thereto is no longer the servicer of any of the Mortgage Loans, (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than “BBB-” by Fitch or (iii) any Rating Agency requires the Servicer to deliver the Retained Mortgage Files to the Custodian.

8.

The definition of “First Remittance Date” in Article I is hereby deleted in its entirety.

9.

A new definition of “MERS Eligible Mortgage Loan” is hereby added to Article I immediately following the definition of “MERS” to read as follows:

MERS Eligible Mortgage Loan:  Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

10.

The definition of “Mortgage Interest Rate” in Article I is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

11.

The definition of “Mortgage Loan Schedule” in Article I is hereby amended by deleting the word “and” before clause (15) and adding new clauses (16) and (17) immediately following clause (15) to read as follows:

“, (16) any MIN (if available) with respect to each MERS Mortgage Loan or MERS Eligible Mortgage Loan; and (17) a Prepayment Charge Schedule (if available).”

12.

New definitions of “Non-MERS Eligible Mortgage Loan” and “Non-MERS Mortgage Loans” are hereby added to Article I immediately following the definition of “Mortgagor” to read as follows:

Non-MERS Eligible Mortgage Loan:  Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

Non-MERS Mortgage Loan:  Any Mortgage Loan other than a MERS Mortgage Loan.

13.

The definition of “Opinion of Counsel” in Article I is hereby amended by changing the word “Purchaser” therein to “Trustee, the NIMS Insurer and the Master Servicer” and adding the following proviso at the end of such definition:

; provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the NIMS Insurer, the Master Servicer and the Seller, who (i) is in fact independent of the Servicer and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.  Any Opinion of Counsel delivered by independent counsel pursuant to clause (a) or (b) above shall be either the expense of the requesting party or the Trust Fund.

14.

The definition of “PMI Policy” is hereby amended by adding the words “or the Trust Agreement” immediately after the word “Agreement” in such definition.:

15.

New definitions of “Prepayment Charge,” “Prepayment Charge Schedule” and “Prepayment Interest Shortfall Amount” are added to Article I to immediately precede the definition of “Prepayment Penalty” and to read as follows:

Prepayment Charge:  With respect to any Mortgage Loan and Distribution Date, the charges or premiums, if any, exclusive of any servicing charges collected by the Servicer in connection with a Mortgage Loan payoff, due in connection with a full prepayment of such Mortgage Loan during the Principal Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

Prepayment Charge Schedule:  With a data field in the Schedule of Mortgage Loans attached as Schedule I hereto which indicates the amount and method of calculation of the Prepayment Charge and the period during which such Prepayment Charge is imposed with respect to a Mortgage Loan.

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

16.

A new definition of “Purchase Price” is added to Article I immediately following the definition of “Principal Prepayment Period” to read as follows:

Purchase Price:  With respect to any Mortgage Loan or REO Property to be purchased by the NIMS Insurer pursuant to Section 11.03, an amount equal to the sum of (i) 100% of the principal balance thereof as of the date of purchase, (ii) accrued interest on such principal balance at the applicable Mortgage Interest Rate in effect from time to time to the due date as to which interest was last covered by a payment by the Mortgagor or a Monthly Advance by the Servicer or Master Servicer and (iii) any unreimbursed Servicing Advances, Monthly Advances and any unpaid Servicing Fees allocable to such Distressed Mortgage Loan.

17.

A new definition of “Realized Loss” is added to Article I immediately following the definition of “Rating Agencies” to read as follows:

Realized Loss:  With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

18.

A new definition of “Relief Act Reduction” is hereby added to Article I immediately following the definition of “Reconstitution Date” to read as follows:

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act or comparable state or local law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

19.

The definition of “Remittance Date” in Article I is hereby amended by deleting “, beginning with the First Remittance Date” where it appears therein.

20.

The definition of “REO Property” in Article I is hereby amended by replacing the word “Purchaser” with “Trustee and the Trust Fund.”

21.

A new definition of “Sarbanes Certifying Party” is added to Article I immediately following the definition of “Retained Mortgage File” to read as follows:

Sarbanes Certifying Party:  A Person who files a Sarbanes-Oxley Certification directly with the Securities and Exchange Commission on behalf of the Trust Fund pursuant to the Sarbanes-Oxley Act of 2002.

22.

A new definition of “Servicer Prepayment Charge Payment Amount” is added to Article I immediately after the definition of “Securities Act of 1933 or the 1933 Act” to read as follows:

Servicer Prepayment Charge Payment Amount:  Any amount paid by the Servicer as a result of an impermissible waiver of a Prepayment Charge pursuant to Section 4.01 of this Agreement.

23.

The definition of “Servicing Advances” in Article I is hereby amended in its entirety to read as follows:

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses other than Monthly Advances (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property (including costs incurred in connection with environmental inspections or other related costs of foreclosure of Mortgaged Property potentially contaminated by hazardous or toxic substance or wastes in accordance with Section 4.02 hereof) if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property, and (f) compliance with the obligations pursuant to the provisions of the FHLMC Guide.

24.

Section 2.01 (Conveyance of Mortgage Loans; Possession of Custodial Mortgage Files, Maintenance of Retained Mortgage File and Servicing Files) is hereby amended as follows:

(i)

by deleting the first paragraph thereof and replacing the word “Purchaser” with the words “Trustee and the Trust Fund” in each instance in the remaining text; and

(ii)

by adding the following after the word “Purchaser” in the fifteenth line of the second paragraph:

“or within 60 days of the occurrence of a Document Transfer Event”

(iii)

by replacing in the third paragraph thereof the word “Purchaser” with the word “Trustee” in each instance in such paragraph.

25.

Section 2.02 (Books and Records; Transfers of Mortgage Loans) is hereby amended as follows:

(iii)

by replacing the reference to “Purchaser” in the first paragraph and the second sentence of the second paragraph of such section with “Trustee and the Trust Fund;”

(ii)

by replacing the third paragraph of such section in its entirety with the following:

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the NIMS Insurer and the Master Servicer or its designee the related Servicing File during the time the Trust Fund retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations; and

(iii)

by adding the following paragraph as the last paragraph of such section:

Only if so requested by the Seller or the Master Servicer, the Servicer, at the Depositor’s expense, shall cause to be properly prepared and recorded as Assignment of Mortgage in favor of the Trustee with respect to each Non-MERS Mortgage Loan in each public recording office where such Non-MERS Mortgage Loans are recorded, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter to the extent delays are caused by the applicable recording office).

26.

The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

27.

The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superseded by the provisions of the Custodial Agreement.

28.

Section 3.01(c) (No Conflicts) is hereby amended by deleting the words “the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser.”

29.

Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

30.

Section 3.01(h) (No Consent Required) is hereby amended by deleting the words “or the sale of the Mortgage Loans.”

31.

Section 3.01(j) (Sale Treatment), Section 3.01(l) (No Brokers’ Fees) and Section 3.01(m) (Fair Consideration) shall be inapplicable to this Agreement.

32.

New paragraphs are hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

It is understood and agreed that the representations and warranties set forth in clauses (a) through (h) and clauses (i), (k), (n) and (o) of this Section 3.01 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund, the NIMS Insurer and the Master Servicer.  Upon discovery by any of the Servicer, the Master Servicer, the NIMS Insurer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the option of the Trustee or the NIMS Insurer, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer.  Such assignment shall be made in accordance with Section 12.01.

In addition, the Servicer shall indemnify (from its own funds) the Trustee, the Trust Fund, the NIMS Insurer and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund, the NIMS Insurer and the Trustee respecting a breach of the foregoing representations and warranties.  The foregoing shall not limit, however, any remedies available to the Master Servicer, the Trustee, the NIMS Insurer or the Trust Fund available pursuant to any other agreement related hereto or to the insurance policy pursuant to which the NIM Securities are insured.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee, the NIMS Insurer or the Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee, the NIMS Insurer or the Master Servicer for compliance with this Agreement.

33.

Section 3.03 (Repurchase) is hereby amended by replacing each reference to “Purchaser” or “Purchaser’s” with “Trustee” or “Trustee’s.”

34.

Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

(i)

by replacing the word “Purchaser” in the fifth and twenty-first lines of the second paragraph thereof with “Trustee and the Trust Fund;”

(ii)

by replacing the word “unless” in the sixth line of the second paragraph thereof with “except in the case where;”

(iii)

by adding the following after the word “Loan” in the eleventh line of the second paragraph:

unless the Servicer shall have provided to the Master Servicer and the Trustee an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event.  The costs of obtaining such Opinion of Counsel shall be a reimbursable expense to the Servicer from the Custodial Account pursuant to Section 4.05.  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.

(iv)

by replacing the word “Purchaser” in the last sentence of the second paragraph thereof with “Trustee;”

(v)

by adding the following sentence as the last sentence of the second paragraph:

The Servicer shall notify the Credit Risk Manager, prior to the charge off of any Mortgage Loan, and provide the Credit Risk Manager with copies of any related cost-benefit analyses which the Servicer has performed in connection with the decision to charge off such Mortgage Loan; and

(vi)

by replacing the third paragraph in its entirety with the following paragraph:

The Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan which contains a Prepayment Charge and which prepays during the term of the penalty.  If the Servicer or its designee fails to collect the Prepayment Charge upon any prepayment of any Mortgage Loan which contains a Prepayment Charge, the Servicer shall pay to the Trust Fund at such time by means of a deposit into the Custodial Account an amount equal to the Prepayment Charge which was not collected; provided, however, the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Charge under this Section 4.01 if the failure to collect such amount is the result of inaccurate or incomplete information on the Prepayment Charge Schedule provided by the Seller and which is included as part of the Schedule of Mortgage Loans at Schedule I attached hereto.  Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without remitting the amount of the foregone Prepayment Charge to the Custodial Account if (i) such waiver relates to a prepayment which is not a result of a refinancing by the Servicer or any of its affiliates and (ii) the Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing similar mortgage loans to the Mortgage Loans and (b) would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan and (iii) the collection of the Prepayment Charge would be in violation of applicable laws or (iv) not withstanding any state or federal law to the contrary, any Prepayment Charge in any instance when the mortgage debt is accelerated as a result of the borrower’s default in making the loan payments.

(vii)

by replacing the fifth paragraph in its entirety with the following paragraph:

The Servicer is authorized and empowered by the Trustee, when the Servicer believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS System, or cause the removal from MERS registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Trustee, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee on behalf of the Trust Fund; provided, that the Servicer shall cause the Trustee to be identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.  With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership in such Mortgage Loans of which the Servicer has notice.

35.

Section 4.02 (Liquidation of Mortgage Loans) is hereby amended as follows:

(i)

by adding the following to the end of the second sentence thereof:

no later than such 90th day; provided, however, that the Servicer is required to commence foreclosure proceedings on the 65th day of such delinquency if the Servicer determines no alternative resolution strategy would be effective.

(ii)

by replacing the word “Purchaser” in the seventh and nineteenth lines of the first paragraph thereof with “Trustee and the Trust Fund;”

(iii)

by replacing the word “Purchaser” in the first and third sentence of the second paragraph thereof with “Master Servicer;”

(iv)

by deleting the second sentence of the second paragraph thereof; and

(v)

by amending and restating the third paragraph thereof in its entirety as follows:

In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Master Servicer and the NIMS Insurer proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In such instance, the Master Servicer and the NIMS Insurer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless either notifies the Servicer in writing, within five (5) days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure.  The Servicer shall be reimbursed for all Servicing Advances made pursuant to the preceding paragraph and this paragraph with respect to the related Mortgaged Property from the Custodial Account.

36.

Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

(i)

by replacing the words “in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors-P&I” in the fourth and fifth lines of the first sentence of the first paragraph with “in trust for the Trustee for the SAIL 2005-3 Trust;”

(ii)

by replacing the last sentence of the first paragraph in its entirety with the following sentence:

A copy of such certification or letter agreement shall be furnished to the Master Servicer no later than 30 days after the Closing Date (and to the NIMS Insurer and the Purchaser or any subsequent purchaser, upon request).

(iii)

by replacing clause (ix) in its entirety with the following:

(ix)

the amount of any Prepayment Interest Shortfall Amount, such amount to be made from the Servicer’s own funds, without reimbursement therefor;

37.

Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

(i)

by replacing the last five lines of clause (ii) thereof with the following:

the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund; and

(ii)

by amending clause (v) thereof by adding the words “Section 4.01 and” before the reference to Section 8.01.

38.

Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended as follows:

(i)

by replacing the words “Purchaser and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I” in the fourth and fifth lines of the first sentence of the first paragraph with “in trust for the Trustee for the SAIL 2005-3 Trust”; and

(ii)

by replacing the last sentence of the first paragraph in its entirety with the following sentence:

A copy of such certification or letter agreement shall be furnished to the Master Servicer no later than 30 days after the Closing Date (and to the NIMS Insurer and the Purchaser or any subsequent purchaser, upon request).

39.

Section 4.07 (Permitted Withdrawals from Escrow Account) is hereby amended by removing the word “and” at the end of clause (vii), replacing the period at the end of clause (viii) with “; and” and adding a new clause (ix) to read as follows:

(ix)

to transfer funds to another Eligible Institution in accordance with Section 4.09 hereof.

40.

Section 4.09 (Protection of Accounts) is hereby amended by replacing the word “Purchaser” in the second line thereof with “the NIMS Insurer, the Trustee and the Trust Fund.”

41.

Section 4.12 (Maintenance of Fidelity Bond and Errors and Omissions Insurance) is hereby amended as follows:

(i)

by replacing the words “any Purchaser” in the fifteenth line of such section with “the Trustee, the Master Servicer or the NIMS Insurer;”

(ii)

by replacing the reference to “Purchaser” in the fifteenth line with “requesting party;” and

(iii)

by replacing the reference to “Purchaser” in the last line of such section with “Trustee, the Master Servicer and the NIMS Insurer.”

42.

Section 4.14 (Restoration of Mortgaged Property) is hereby amended by replacing the word “Purchaser” in the last sentence thereof with “Trustee or Trust Fund.”

43.

Section 4.15 (Maintenance of PMI Policy; Claims) is hereby amended by replacing the word “Purchaser” in the third line thereof with “Master Servicer, Trustee or Trust Fund.”

44.

Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended as follows:

(i)

by replacing the word “Purchaser” in each place it appears in the first paragraph thereof with “Trust Fund;”

(ii)

by replacing the word “Purchaser” in each place it appears in the second paragraph thereof with “the Trustee on behalf of the Trust Fund;” and

(iii)

by adding two new paragraphs after the third paragraph thereof to read as follows:

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC and has notified the Master Servicer of such extension being granted by providing a copy of the application and the grant of such extension to the Master Servicer.  If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value as acceptable to the Master Servicer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall (i) sign any document prepared or delivered to it by the Servicer or (ii) take any other action, in the case of each of (i) and (ii) reasonably requested by the Servicer, which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(iv)

by replacing the word “advances” in the sixth line of the fifth paragraph thereof with “Monthly Advances;”

(v)

by replacing the word “Purchaser” in the last line of the fifth paragraph thereof with “Trust Fund;” and

(vi)

by adding the following as the penultimate paragraph of Section 4.16:

Prior to acceptance by the Servicer of an offer to sell any REO Property of which the Trust Fund is the owner for a sale price that is less than 90% of the unpaid principal balance of the related Mortgage Loan, the Servicer shall notify the Master Servicer of such offering in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”).  The Master Servicer shall be deemed to have approved the sale of any REO Property unless it notifies the Servicer in writing within five (5) Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale; provided, however, the Master Servicer shall not take any action which would prevent the Servicer from disposing of any REO Property within the time period specified under the REMIC Provision of the Code.

45.

Section 4.17 (Real Estate Owned Reports) is hereby amended as follows:

(a)

by replacing the word “Purchaser” in each place it appears with the words “Master Servicer and Credit Risk Manager;” and

(b)

by replacing the words “Remittance Date” in the first sentence thereof with “tenth calendar day of.”

46.

Section 5.02 (Statements to Purchaser) is hereby deleted in its entirety and replaced with the following:

Section 5.02

Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer; provided, however, the information required by Exhibit D-2 is limited to that which is readily available to the Servicer and is mutually agree Schedule of Mortgage Loans
(Including Prepayment Charge Schedule)ed to by the Servicer and Master Servicer.

The Servicer shall provide the Master Servicer (which shall in turn provide the NIMS Insurer) with such information available to it concerning the Mortgage Loans as is necessary for the Securities Administrator to prepare the Trust Fund’s federal income tax return as the Securities Administrator may reasonably request from time to time.

47.

Section 5.03 (Monthly Advances by Company) is hereby amended by deleting the last sentence thereof.

48.

A new Section 5.04 (Servicing and Administration of the Bulk PMI Policies) is hereby added to Article V to read as follows:

Section 5.04  Servicing and Administration of the Bulk PMI Policies

(a)

The Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer the PMI Policies acquired by the Seller on behalf of the Trust Fund with respect to certain Mortgage Loans with LTVs at origination in excess of 80% (the “Bulk PMI Policies”) as identified at Schedule II hereto, and to perform and enforce the rights under such Bulk PMI Policies on behalf of the Trust Fund.  Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust Fund to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the PMI Policies.  The Servicer shall not take, or permit any subservicer to modify or otherwise permit an assumption of a Mortgage Loan covered by a Bulk PMI Policy or take any other action with respect to such Mortgage Loan which would result in non-coverage under the applicable Bulk PMI Policy of any loss which, but for the actions of the Servicer or subservicer, would have been covered thereunder.  To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect the Bulk PMI Policies for as long as any Certificates are outstanding.  The Servicer shall cooperate with the Qualified Insurers issuing the Bulk PMI Policies and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer to which the Servicer has access with respect to any covered Mortgage Loan; provided, however, notwithstanding anything to the contrary contained in the Bulk PMI Policies, the Servicer shall not be required to submit any reports to the Qualified Insurers issuing such Bulk PMI Policies until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing system in accordance with each of such Qualified Insurer’s requirements.

(b)

The Servicer shall deposit into the Custodial Account pursuant to Section 4.04 hereof all Insurance Proceeds received from the Bulk PMI Policies.

(c)

Notwithstanding the provisions of (a) and (b) above, the Servicer shall not take any action in regard to the Bulk PMI Policies inconsistent with the rights and interests of the Trustee, the NIMS Insurer or the Certificateholders under this Agreement.

(d)

The Master Servicer shall be responsible for calculating and remitting premiums due on any Bulk PMI Policies (to the extent applicable) to the applicable Qualified Insurer from amounts on deposit in the Custodial Account.

(e)

The Trustee shall furnish the Servicer with any powers of attorney and other documents (within fifteen (15) days upon request from the Servicer) in form as provided to it necessary or appropriate to enable the Servicer to service and administer the Bulk PMI Policies; provided, however, that the Trustee shall not be liable for the actions of the Servicer under such powers of attorney.

49.

Section 6.02 (Satisfaction of Mortgages and Release of Retained Mortgage Files) is hereby amended by replacing the word “Purchaser” in the third line of the second paragraph thereof with “Trust Fund.”

50.

Section 6.04 (Annual Statement as to Compliance) is hereby amended as follows:

(i)

by replacing the reference to “Purchaser” therein with “Master Servicer and any Sarbanes Certifying Party”

51.

Section 6.05 (Annual Independent Public Accountants’ Servicing Report) is hereby amended by replacing the reference to “Purchaser” therein with the words “Master Servicer (which shall provide such Annual Independent Accountants’ Servicing Report to the NIMS Insurer) and any Sarbanes Certifying Party.”

52.

Section 6.06 (Right to Examine Company Records) is hereby deleted in its entirety and replaced with the following:

Section 6.06   Right to Examine Company Records.

If any of the Master Servicer, the Trustee or the NIMS Insurer provides reasonable prior written notice, any such party and its respective accountants, attorneys, or designees may examine the Servicing Files relating to the Mortgage Loans and the REO Properties during normal business hours of the Servicer at the Trust Fund's expense.  The examining party or parties shall provide to the Servicer a copy of any report generated in connection with any such examination.  In addition, the Servicer shall provide to the Master Servicer, the Trustee and the NIMS Insurer any other information, related to the Mortgage Loans and the Properties, reasonably requested by such parties.

53.

A new Section 7.03 (Compensating Interest) is hereby added to Article VII to immediately follow Section 7.02 and to read as follows:

Section 7.03  Compensating Interest

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor up to a maximum amount of the Servicing Fee actually received for such month for the Mortgage Loans.

54.

Section 8.01 (Indemnification; Third Party Claims) is amended as follows:

(i)

by replacing the word “Purchaser” in the first line thereof with the words “Trust Fund, the Trustee, the Depositor, the NIMS Insurer and the Master Servicer;”

(ii)

by replacing the word “Purchaser” in the third line and seventh line thereof with the words “Trustee, the Depositor, the Trust Fund, the NIMS Insurer or Master Servicer.”

(iii)

by adding the following at the end of the first sentence thereof:

“(including, but not limited to its obligation to provide the certification pursuant to Section 6.04(b) hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section 6.04(b)”

(iv)

by replacing the word “Purchaser” in the eighth line thereof with the words “Trustee, the Depositor, Trust Fund, the NIMS Insurer and the Master Servicer, which consent shall not be unreasonably withheld;”

(v)

by replacing the word “Purchaser” in the tenth line thereof with “the Master Servicer, the NIMS Insurer, the Trustee, the Depositor or Trust Fund;” and

(vi)

by replacing the word “Purchaser” in the last sentence thereof with “Trust Fund.”

55.

Section 8.02 (Merger or Consolidation of the Company) is hereby amended as follows:

(i)

by adding the words “,with the prior written consent of the Trustee, the Master Servicer and the NIMS Insurer,” between the words “shall” and “be” in the third line of the second paragraph thereof; and

(ii)

by adding the words “is acceptable to the NIMS Insurer and” between the words “which” and “is” in the seventh line of the second paragraph thereof.

56.

Section 8.03 (Limitation on Liability of Company and Others) is amended as follows:

(i)

by replacing the word “Purchaser” in the second and thirteenth lines thereof to “Trust Fund, the Trustee, the NIMS Insurer or the Master Servicer;” and

(ii)

by replacing the word “Purchaser” in the last line thereof to “Trust Fund.”

57.

Section 8.04 (Limitation on Resignation and Assignment by Company) is hereby amended as follows:

(i)

by replacing the word “Purchaser” in the seventh line of the first paragraph thereof, in the second, fifth and sixth lines of the second paragraph thereof and in the fourth line of the third paragraph thereof with “Master Servicer, the NIMS Insurer and the Trustee;” and

(ii)

by replacing the word “Purchaser” in the fourth, fifth and sixth lines of the third paragraph thereof with “Master Servicer or the NIMS Insurer.”

58.

Section 9.01(c) is hereby modified by adding the following phrase after the phrase “attached hereto as Exhibit J”:

“(with such changes thereto as any master servicer and any depositor may request in order to permit it to reasonably rely on such Officer’s Certificate)”

59.

Section 10.01 (Events of Default) is hereby amended as follows:

(i)

by replacing all references to “Purchaser” with “Master Servicer;”

(ii)

by replacing the reference to “five days” with “two Business Days” in clause (i) thereof;

(iii)

by adding the words “within the applicable cure period” after the word “remedied” in the first line of the second paragraph thereof;

(iv)

by replacing the word “Upon” in the first line of the third paragraph with “Within 90 days of;” and

(v)

by adding the following proviso at the end of the first sentence of the third paragraph thereof:

; provided, however, the obligation of the Master Servicer or other successor servicer to make Monthly Advances not made by the defaulting Servicer shall be effective immediately upon receipt of such notice by the defaulting Servicer.

60.

Section 10.02 (Waiver of Defaults) is hereby amended by replacing the reference to “Purchaser” with “Master Servicer with the prior written consent of the Trustee and the NIMS Insurer.”

61.

Section 11.01 (Termination) is hereby amended as follows:

(i)

by deleting clause (ii) thereof in its entirety and replacing it with the following:

(ii)  mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer, the NIMS Insurer and the Rating Agencies; and

(ii)

by adding the following sentence after the first sentence of Section 11.01:

At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Section 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

62.

Section 11.02 (Termination Without Cause) is hereby amended as follows:

(i)

by deleting the first paragraph thereof and replacing it with the following:

Upon 30 days’ prior notice, in writing and delivered to the Trustee, the NIMS Insurer, the Master Servicer and the Servicer by registered mail as provided in Section 12.05, the Seller may terminate the rights and obligations of the Servicer under this Agreement without cause.  The Servicer shall comply with the termination procedures set forth in Section 12.01 hereof.  The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to the foregoing sentences of this Section 11.02.  In connection with any such termination pursuant to this Section 11.02, the Seller will be responsible for reimbursing the Servicer for all unreimbursed Servicing Advances, Monthly Advances, Servicing Fees and other reasonable or necessary out-of-pocket costs associated with any such servicing transfer at the time of such termination without any right of reimbursement to the Seller from the Trust Fund; and

(ii)

by replacing the word “Purchaser” with “the Seller from its own funds without reimbursement” in the second paragraph thereof.

63.

Section 11.03 (Termination of Distressed Mortgage Loans) is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

Subject to the requirements set forth in this Section 11.03, the Seller may terminate this Agreement with the prior consent of the Trustee, the NIMS Insurer and the Master Servicer, with respect to the servicing of those Mortgage Loans that are determined to be Distressed Mortgage Loans as of the Notice Date and servicing of such Mortgage Loans shall be transferred to the Special Servicer.  The appointment of a Special Servicer by the Seller and the execution of a special servicing agreement between the Seller and the Special Servicer shall be subject to the consent of the Trustee, the Master Servicer and the NIMS Insurer and the receipt of confirmation from the Rating Agencies that the transfer of servicing to the Special Servicer shall not result in a reduction of any rating previously given by such Rating Agency to any Certificate or the NIMS Securities.  Any monthly fee paid to the Special Servicer in connection with any Mortgage Loan serviced by such Special Servicer shall not exceed one-twelfth of the product of (a) 0.50% and (b) the outstanding principal balance of such Mortgage Loan.  All unreimbursed Servicing Fees, Servicing Advances and Monthly Advances owing to the Servicer relating to such Distressed Mortgage Loans shall be reimbursed and paid to the Servicer upon such transfer to the Special Servicer.

All reasonable costs and expenses incurred in connection with a transfer of servicing to the Special Servicer including, without limitation, the costs and expenses of the Master Servicer, the Trustee or any other Person in appointing a Special Servicer, or of transferring the Servicing Files and the other necessary data to the Special Servicer, shall be paid by the Seller from its own funds without reimbursement.  The Seller shall be responsible for the delivery of all required Transfer Notices and will send a copy of the Transfer Notice to the Trustee.

Notwithstanding the foregoing provisions of this Section 11.03, the NIMS Insurer may, at its option, withhold their consent to the transfer of a Distressed Mortgage Loan to a Special Servicer and elect to purchase such Distressed Mortgage Loan at a price equal to its Purchase Price.  Prior to such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loan pursuant to Section 5.03.  Any such purchase of a Distressed Mortgage Loan shall be accomplished by remittance to the Master Servicer for deposit in the Custodial Account established pursuant to Section 4.01 of the Trust Agreement of the amount of the Purchase Price.  The Servicer on behalf of the Trustee shall immediately effectuate the conveyance of such Distressed Mortgage Loan to the NIMS Insurer to the extent necessary, including the prompt delivery of all Servicing Files and other related documentation to the NIMS Insurer.

64.

Section 12.01 (Successor to Company) is hereby amended as follows:

(i)

by replacing the words “Prior to” with “Upon” in the first line of the first paragraph thereof;

(ii)

by replacing the word “Purchaser” in the second line of the first paragraph thereof with “Master Servicer;”

(iii)

by adding the words “, in accordance with the Trust Agreement,” after the word “shall” in the second line of the first paragraph thereof;

(iv)

by adding the words “acceptable to the NIMS Insurer (which acceptance shall not be unreasonably withheld) and otherwise meeting” to clause (ii) of the first sentence of the first paragraph thereof following the words “appoint a successor;”

(v)

by adding the following new sentences immediately following the first sentence of the first paragraph thereof to read as follows:

Prior to termination of the Servicer’s responsibilities, rights, duties and obligations under this Agreement pursuant to Section 11.02 the Seller shall appoint a successor acceptable to the NIMS Insurer (which acceptance shall not be unreasonably withheld) which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement.  Any successor to the Servicer shall be a Freddie Mac- or Fannie Mae-approved servicer and shall be subject to the approval of the Master Servicer, the NIMS Insurer and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee and the NIMS Insurer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIMS Securities.

(vi)

by replacing word “Purchaser” with “the Master Servicer” in the second sentence of the first paragraph thereof;

(vii)

by adding the following proviso at the end of the second sentence of the first paragraph thereof:

; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

(viii)

by replacing the word “Purchaser” in the second line of the second paragraph thereof with “Trustee, the NIMS Insurer and Master Servicer;”

(ix)

by replacing the reference to “Purchaser” in the fourth paragraph thereof with “Trustee, the Master Servicer and the NIMS Insurer;” and

(x)

by adding the following two paragraphs after the fourth paragraph thereof:

In the event the Servicer is terminated pursuant to Section 11.02, the Seller shall be responsible for payment of any out-of-pocket costs from its own funds without reimbursement incurred by the Servicer and the Master Servicer in connection with the transfer of the Mortgage Loans to a successor servicer.

Except as otherwise provided in the Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of termination for cause or resignation of the Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

65.

Section 12.02 (Amendment) is hereby amended as follows:

(i)

by replacing the words “by written agreement signed by the Company and the Purchaser” with “by written agreement signed by the Servicer and the Seller, with the written consent of the Master Servicer, the NIMS Insurer and the Trustee;” and

(ii)

by adding the following sentence to such section:

“The party requesting such amendment shall, at its own expense, provide the Trustee, the NIMS Insurer, the Master Servicer and the Seller with an Opinion of Counsel that such amendment is permitted under the terms of this Agreement, the Servicer has complied with all applicable requirements of this Agreement, and such Amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans or the NIM Securities.”

66.

Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

67.

Section 12.07 (Relationship of Parties) is hereby amended by replacing the words “the Purchaser” with “the Seller, the Master Servicer, the NIMS Insurer, the Trustee or the Trust Fund.”

68.

Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

69.

A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to Article XII to read as follows:

Section 12.12

Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the NIMS Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee and the NIMS Insurer as if they were parties to this Agreement, and the Trustee and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust Fund pursuant to the Trust Agreement and all rights of the NIMS Insurer set forth in this Agreement (other then the right of indemnification) shall exist only so long as the NIM Securities remain outstanding or the NIMS Insurer is owed amounts in respect of its guaranty of payment of such NIM Securities.

Exhibit B

 SAIL 2005-3 Trust Agreement

Exhibit C-1

Seller’s Warranties and Servicing Agreement (2005-M01)

Exhibit C-2

Seller’s Warranties and Servicing Agreement (2004-M04)

Exhibit D-1

Standard Layout

FIELD NAME

DESCRIPTION

FORMAT

INVNUM

INVESTOR LOAN NUMBER

Number no decimals

SERVNUM

SERVICER LOAN NUMBER, REQUIRED

Number no decimals

BEGSCHEDBAL

BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED

Number two decimals

BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,

REQUIRED

SCHEDPRIN

SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED

Number two decimals

ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,

REQUIRED, .00 IF NO COLLECTIONS

CURT1

CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT1DATE

CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT1ADJ

CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

CURT2

CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT2DATE

CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT2ADJ

CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

LIQPRIN

PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

OTHPRIN

OTHER PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

PRINREMIT

TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

INTREMIT

NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,

Number two decimals

.00 IF NOT APPLICABLE

TOTREMIT

TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

ENDSCHEDBAL

ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED

Number two decimals

ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDACTBAL

ENDING TRIAL BALANCE

Number two decimals

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDDUEDATE

ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT

DD-MMM-YY

ACTCODE

60 IF PAIDOFF, BLANK IF NOT APPLICABLE

Number no decimals

ACTDATE

ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

INTRATE

INTEREST RATE, REQUIRED

Number seven decimals

Example .0700000 for 7.00%

SFRATE

SERVICE FEE RATE, REQUIRED

Number seven decimals

Example .0025000 for .25%

PTRATE

PASS THRU RATE, REQUIRED

Number seven decimals

Example .0675000 for 6.75%

PIPMT

P&I CONSTANT, REQUIRED

Number two decimals

.00 IF PAIDOFF

Exhibit D-2

Standard Default File Format

1.

Deal Identifier by Loan

2.

SBO Loan Number

3.

Loan Number

4.

Investor Loan Number

5.

Street Address

6.

City

7.

State

8.

Zip Code

9.

Original Loan Amount

10.

Origination Date

11.

First Payment Date

12.

Current Loan Amount

13.

Current Interest Rate

14.

Current P&I Payment Amount

15.

Scheduled Balance

16.

Scheduled Due Date

17.

Next Rate Adjustment Date

18.

Next Payment Adjustment Date

19.

Loan Term

20.

Loan Type

21.

Servicing Fee

22.

Product Type

23.

Property Type

24.

Ownership Code

25.

Actual Due Date

26.

Delinquency Status

27.

Reason for Default

28.

FC Flag

29.

Date Loan Reinstated

30.

FC Suspended Date

31.

Reason Suspended

32.

FC Start Date (referral date)

33.

Actual Notice of Intent Date

34.

Actual First Legal Date

35.

Date Bid Instructions Sent

36.

Date F/C Sale Scheduled

37.

Foreclosure Actual Sale Date

38.

Actual Redemption End Date

39.

Occupancy Status

40.

Occupancy Status Date

41.

Actual Eviction Start Date

42.

Actual Eviction Complete Date

43.

Loss Mit Workstation Status

44.

Loss Mit Flag

45.

Loss Mit Type

46.

Loss Mit Start Date

47.

Loss Mit Approval Date

48.

Loss Mit Removal Date

49.

REO Flag

50.

Actual REO Start Date

51.

REO List Date

52.

REO List Price

53.

Date REO Offer Received

54.

Date REO Offer Accepted

55.

REO Scheduled Close Date

56.

REO Actual Closing Date

57.

REO Net Sales proceeds

58.

REO Sales Price

59.

Paid Off Code

60.

Paid in Full Date

61.

MI Certificate Number

62.

MI Cost

63.

Other Advance Expenses

64.

T&I Advances

65.

Interest Advances

66.

Liquidation Status

67.

BK Atty Fees & Costs

68.

FC Atty Fees & Costs

69.

Eviction Atty Fees & Costs

70.

Appraisal, BPO Costs

71.

Property Preservation Fees

72.

Actual  Claim Filed Date

73.

Actual Claim Amount Filed

74.

Claim Amount Paid

75.

Claim Funds Received Date

76.

Realized Gain or Loss

77.

BK Flag

78.

Bankruptcy Chapter

79.

Actual Bankruptcy Start Date

80.

Actual Payment Plan Start Date

81.

Actual Payment Plan End Date

82.

Date POC Filed

83.

Date Filed Relief/Dismissal

84.

Relief/Dismissal Hearing Date

85.

Date Relief/Dismissal Granted

86.

Post Petition Due Date

87.

Prepayment Flag

88.

Prepayment Waived

89.

Prepayment Premium Collected

90.

Partial Prepayment Amount Collected

91.

Prepayment Expiration Date

92.

Origination Value Date

93.

Origination Value Source

94.

Original Value Amount

95.

FC Valuation Amount

96.

FC Valuation Source

97.

FC Valuation Date

98.

REO Value Source

99.

REO  Value(As-is)

100.

REO  Repaired Value

101.

REO Value Date

102.

Investor/Security Billing Date Sent

Exhibit E

Annual Certification

I, [________________], Vice President of Wells Fargo Bank, N.A. (the “Servicer”), certify to [identify the company submitting to SEC], and its officers, directors, agents and affiliates (in its role as [identify role] the “Sarbanes Certifying Party”), and with the knowledge and intent that they will rely upon this certification, that:

(i)

Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the SEC with respect to each transaction listed on the attached Exhibit A, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)

The servicing information required to be provided to the Sarbanes Certifying Party by the Servicer under the relevant servicing agreements has been provided to the Sarbanes Certifying Party;

(iii)

I am responsible for reviewing the activities performed by the Servicer under the relevant servicing agreements and based upon the review required by the relevant servicing agreements, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Sarbanes Certifying Party, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreements; and

(iv)

I have disclosed to the Sarbanes Certifying Party all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreements.

(v)

The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Certification or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:

By:

Name:

Title:

Exhibit F

Fannie-Mae Guide No. 95-19

FANNIE MAE GUIDE 95-19

ANNOUNCEMENT

Reference

·

Selling

This announcement amends the guide(s) indicated.

·

Servicing

Please keep it for reference until we issue a formal change.

Subject

"Full-File" Reporting to Credit Repositories

Part IV, Section 107, of the servicing Guide currently requires servicers to report only 90-day delinquencies to the four major credit repositories.  To ensure that the repositories have up-to-date information for both servicing and origination activity, we have decided to begin requiring -- as of the month ending September 31, 1996 -- servicers to provide the credit repositories a "full-file" status report for the mortgages they service for us.

"Full-file" reporting requires that servicers submit a monthly report to each of the credit repositories to describe the exact status for each mortgage they service for us.  The status reported generally should be the one in effect as of the last business day of each month.  Servicers may, however, use a slightly later cut-off date -- for example, at the and of the first week of a month -- to assure that payment corrections, returned checks, and other adjustments related to the previous month's activity can be appropriately reflected in their report for that month.  Statuses that must be reported for any given mortgage include the following: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed and charged-off.  (The credit repositories will provide the applicable codes for reporting these statuses to them.)  A listing of each of the major repositories to which "full-file" status reports must be sent is attached.

Servicers are responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report.  Servicers must respond promptly to any inquiries from borrowers regarding specific mortgage status information about them that was reported to the credit repositories.

Servicers should contact their Customer Account Team in their lead Fannie Mae regional office if they have any questions about this expanded reporting requirement.

Robert J. Engeletad

Senior Vice President – Mortgage and Lender Standards

11/20/95

FANNIE MAE GUIDE 95-19

ATTACHMENT 1

ANNOUNCEMENT

Major Credit Repositories

A "full-file" status report for each mortgage serviced for Fannie Mae must be sent to the following repositories each month (beginning with the month ending September 31, 1996):

Company

Telephone Number

Consumer Credit Associates, Inc.

Call (713) 595-1190, either extension

950 Threadneedle Street, Suite 200

150, 101, or 112, for all inquiries.

Houston, Texas 77079-2903

for all inquiries.

Equifax

Members that have an account number

may call their local sales representative for all

inquiries; lenders that need to set up an account

should call (800) 685-5000 and select the customer

assistance option.

TRW Information Systems & Services

Call (800) 831-5614 for all inquiries,

601 TRW Parkway

current members should select option 3;

Allen, Texas 75002

lenders that need to set up an account should

select Option 4.

Trans Union Corporation

Call (312) 258-1818 to get the name of

555 West Adams

the local bureau to contact about setting

Chicago, Illinois 60661

up an account or obtaining other

information.

           11/20/95

Schedule I

Schedule of Mortgage Loans
(Including Prepayment Charge Schedule)